UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

(Exact Name of Registrant as Specified in Charter)

001-11302

(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At KeyCorp’s 2017 Annual Meeting of Shareholders (the “Annual Meeting”) held on May 18, 2017, shareholders elected all sixteen of the directors nominated by the KeyCorp Board of Directors. Each director received a greater number of votes cast for his or her election than votes against from his or her election, as stated below. The shareholders also ratified the appointment of Ernst & Young LLP as KeyCorp’s independent auditor for 2017, approved on an advisory basis KeyCorp’s executive compensation as described in KeyCorp’s 2017 proxy statement, approved on an advisory basis an annual vote as the frequency of the shareholder vote on executive compensation, and did not approve a shareholder proposal seeking an independent Board Chairman. The final voting results from the meeting are as follows:

Proposal One—Election of Directors

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Austin A. Adams	849,738,092	4,284,679	1,616,012	109,991,356
Bruce D. Broussard	849,206,525	4,844,639	1,587,619	109,991,356
Charles P. Cooley	850,373,961	3,683,789	1,581,033	109,991,356
Gary M. Crosby	849,897,378	4,140,502	1,600,903	109,991,356
Alexander M. Cutler	822,744,957	31,349,868	1,543,958	109,991,356
H. James Dallas	843,591,565	10,510,546	1,536,672	109,991,356
Elizabeth R. Gile	850,405,432	3,747,896	1,485,454	109,991,356
Ruth Ann M. Gillis	850,145,005	4,003,741	1,490,036	109,991,356
William G. Gisel, Jr.	849,230,118	4,749,811	1,658,854	109,991,356
Carlton L. Highsmith	850,076,056	3,985,328	1,577,398	109,991,356
Richard J. Hipple	829,537,727	24,518,758	1,582,298	109,991,356
Kristen L. Manos	850,227,810	3,842,510	1,568,463	109,991,356
Beth E. Mooney	825,650,734	21,995,125	7,991,373	109,991,356
Demos Parneros	849,820,996	4,062,842	1,754,944	109,991,356
Barbara R. Snyder	849,157,885	5,031,092	1,448,343	109,991,356
David K. Wilson	850,286,206	3,703,221	1,649,355	109,991,356

Proposal Two—Ratification of the Appointment of Ernst & Young LLP as KeyCorp’s Independent Auditors for 2017

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
947,160,277	17,025,175	1,444,686	—

Proposal Three—Advisory Approval of KeyCorp’s Executive Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
813,866,024	38,284,121	3,488,638	109,991,356

Proposal Four—Advisory Approval of the Frequency of the Shareholder Vote on KeyCorp’s Executive Compensation

ANNUAL	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
758,745,484	2,681,348	92,076,974	2,134,976	109,991,356

Proposal Five—Shareholder Proposal Seeking an Independent Board Chairman

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
205,820,392	646,341,586	3,468,695	109,999,466

As shown above, KeyCorp’s shareholders recommended, in a non-binding advisory vote, that we hold a non-binding advisory vote on the compensation of our named executive officers, as disclosed in the proxy statement, on an annual basis. Accordingly, in light of this recommendation and other factors considered by the Board of Directors (the “Board”), the Board has determined that KeyCorp will hold a non-binding advisory vote on the compensation of the named executive officers as disclosed in the proxy statement on an annual basis until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of KeyCorp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KeyCorp

Date: May 19, 2017

/s/ Paul N. Harris
	By:	Paul N. Harris
Secretary and General Counsel